Exhibit 99.1

. Mack-Cali Realty Corporation Supplemental Operating and Financial Data 1Q 2018

Table of Contents Company Highlights Page 4 6 7 11 19 22 23 Company Overview Key Financial Metrics Net Asset Value Financial Schedules Debt Statistics Joint Ventures Investment Activity Port Imperial South Building 8/9 - Weehawken, NJ (Projected Start 2018) Office Portfolio Property Listing Office Operating Schedules 26 28 25 Christopher Columbus - Jersey City, NJ (Projected Start 2018) Roseland Residential Portfolio Roseland Highlights Financial Statements Roseland Operating Schedules 34 36 38 This Supplemental Operating and Financial Data should be read in connection with the company’s first quarter 2018 earnings press release (included as Exhibit 99.2 of the company’s Current Report on Form 8-K, filed on May 2, 2018) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Harborside Plaza 8/9 - Jersey City, NJ (Projected Start 2019) 1Q 2018 2

Company Highlights 1Q 2018 3

Company Overview Corporate Profile Key Statistics Mack-Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of core office and growing residential holdings. We are geographically focused on the Hudson River waterfront and in transit based locations targeting cash flow growth through all economic cycles. Company Objectives Company Ma rket Ca pi ta l i za ti on Net As s et Va l ue (Mi dpoi nt) Core FFO Core FFO Per Di l uted Sha re AFFO $4.5 bi l l i on $3.6 bi l l i on $50.7 mi l l i on $0.50 $36.3 mi l l i on $5.2 bi l l i on $3.8 bi l l i on $50.2 mi l l i on $0.50 $37.7 mi l l i on Mack-Cali’s office portfolio strives to achieve the highest possible rents in targeted markets with a continuous focus on improving the quality of our portfolio. Mack-Cali’s residential portfolio, via our Roseland Residential platform, is a market-leading residential developer and owner of Class A properties. We Office Portfolio expect continued growth and cash flow contribution from our Roseland holdings as our development pipeline planned starts is put into service. of active construction projects and Squa re Feet of Offi ce Spa ce Cons ol i da ted In-Servi ce Properti es % Lea s ed Offi ce (Excl . Non-Core) % In-Pl a ce Occupa ncy (Excl . Non-Core) GAAP Renta l Ra te Rol l -Up (Excl . Non-Core) Ca s h Renta l Ra te Rol l -Up (Excl . Non-Core) Avera ge In-Pl a ce Rent Per Squa re Foot 15.4 mi l l i on 123 85.2% 84.6% 10.1% 4.7% $30.17 17.1 mi l l i on 142 87.6% 86.8% 17.9% 9.6% $28.80 Residential Portfolio Opera ti ng Res i denti a l Uni ts 5,826 5,826 % Lea s ed Sta bi l i zed Res i denti a l Avera ge Rent Per Sta bi l i zed Uni t In-Cons tructi on Res i denti a l Uni ts /Keys (1) 97.3% $2,683 96.6% $2,662 1,944 1,944 Urby Harborside, Jersey City, NJ Notes: See supporting “Company Overview” notes on page 43 Company Highlights 1Q 2018 4 1Q 20184Q 2017

Company Achievements

Performance Highlights

- Achieved Core FFO of $50.7 million, or $0.50 per share
- Produced AFFO of $36.3 million
- Office: Leased 265,885 square feet of office space; finished 1Q 2018 at 85.2% leased (excluding non-core)

Dispositions

- In the quarter ended March 31, 2018, the Company disposed of 20 non-core buildings totaling 1,737,954 rentable square feet for $232 million in gross sales price (see page 23)

1Q 2018 Deliveries

- The Company began leasing activities at 145 Front Street at City Square – Phase I, 237 units of a 365-unit development, in Worcester, MA and Signature Place, a 197-unit development in Morris Plains, NJ. As of April 30:
  - 145 Front Street: 18.4% leased; 28.3% leased Phase I
  - Signature Place: 27.4% leased
- Subsequent to quarter-end, the Company commenced leasing activities at Portside 5/6 at East Pier, a 296-unit continuation of our East Boston master-planned community and Metropolitan Lofts, a 59-unit development in Morristown, NJ. As of April 30:
  - Portside 5/6: 31.4% leased
  - Metropolitan Lofts: 22.0% leased

Key Activities

- In the quarter-ended March 31, 2018, the Company prepaid three loans with a blended effective interest rate of 6.788%:
  - Plaza 5, a $208.9 million mortgage @ 6.842%
  - 23 Main Street, a $27.0 million mortgage @ 5.587%
  - One River Center, a $40.3 million mortgage @ 7.311%



Monaco, Jersey City, NJ



150 JFK Pkwy, Short Hills, NJ

1Q 2018 Company Highlights 5

Key Financial Metrics

$ in thousands, except per share amounts and ratios

	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Core FFO per Diluted Share [1]	0.50	0.50	0.57	0.60	0.56
Net Income per Diluted Share	0.45	(0.01)	0.39	(0.44)	0.11
Market Value of Equity [2]	$1,893,848	$2,396,851	$2,607,433	$2,949,047	$2,922,371
→ Common Equity	1,676,855	2,163,610	2,379,356	2,723,574	2,698,962
→ Preferred Equity	164,669	159,884	156,746	153,702	150,527
→ OP Equity	52,324	52,324	52,324	52,324	52,187
→ Book Value of JV Minority Interest	21,003	21,033	18,998	19,447	20,695
Total Debt, Net	2,615,211	2,809,568	2,839,186	2,950,219	2,731,204
Total Market Capitalization	4,530,061	5,206,419	5,446,619	5,899,266	5,653,575
Shares and Units:					
Common Shares Outstanding	90,136,278	89,914,113	89,913,576	89,913,919	89,844,752
Common Units Outstanding	10,269,204	10,438,855	10,438,855	10,438,855	10,339,443
Combined Shares and Units	100,405,482	100,352,968	100,352,431	100,352,774	100,184,195
Weighted Average- Diluted [2]	100,603,901	100,467,893	100,727,006	100,369,717	100,636,886
Common Share Price ($'s):					
At the End of the Period	$16.71	$21.56	$23.71	$27.14	$26.94
High During Period	21.98	24.04	27.75	28.57	29.70
Low During Period	15.86	21.18	22.70	25.96	26.31
Dividends Declared per Share	0.20	0.20	0.20	0.20	0.15
Debt Ratios:					
Net Debt to Adjusted EBITDA [3]	8.8x	9.3x	8.0x	8.3x	8.5x
→ Net Debt to Adjusted EBITDA - Less CIP Debt	7.9x	8.6x	7.6x	7.8x	8.0x
→ Net Debt to Adjusted EBITDA - Office Portfolio	7.5x	8.0x	6.9x	7.2x	8.2x
→ Net Debt to Adjusted EBITDA - Residential Portfolio	14.1x	17.6x	15.2x	18.7x	11.3x
→ Net Debt to Adjusted EBITDA - Residential Portfolio Less CIP Debt	9.8x	12.7x	10.8x	13.5x	5.9x
Interest Coverage Ratio	3.7x	3.3x	3.4x	3.5x	3.7x
Fixed Charge Coverage Ratio	2.5x	2.4x	2.6x	2.8x	2.9x
Total Debt/ Total Market Capitalization	57.7%	56.7%	52.1%	50.0%	48.3%
Total Debt/ Total Book Capitalization	54.3%	54.0%	56.8%	58.1%	55.6%
Total Debt/ Total Undepreciated Assets	44.5%	46.5%	46.2%	47.5%	43.8%
Secured Debt/ Total Undepreciated Assets	20.1%	23.5%	22.0%	21.9%	18.5%

Notes:
See supporting "Key Metrics" notes on page 43

1Q 2018 Company Highlights 6

Net Asset Value
(Unaudited)

$ in millions
(except per share amounts)

	Rentable SF/ Apt Units	Projected NOI [1]	Cap Rate	Gross Asset Value (A)	*Gross Per SF / Unit* [10]	Property Debt (B)	Third Party Interests (C)	Discounting [13] (D)	Net Asset Value (A-B-C-D)	Net Value Range [3] High	Net Value Range [3] Low
				NAV Calculation [2]							
Office Portfolio	**MSF**										
Hudson Waterfront (Jersey City)	4.884	$79.4	4.4%	$1,820	*$373*	($250)	$0	$0	$1,570	$1,807	$1,384
Class A Suburban (Metropark, Short Hills)	1.951	42.3	6.8%	623	*319*	(125)	0	0	498	548	455
Suburban	4.203	55.9	8.6%	648	*154*	0	0	0	648	688	613
Flex Parks	3.527	36.4	6.6%	549	*156*	0	0	0	549	594	510
Subtotal [4]	**14.565**	**$213.9**		**$3,640**	***$250***	**($375)**	**$0**	**$0**	**$3,265**	**$3,636**	**$2,962**
Non-Core [5]	0.842			76		0	0	0	76	76	76
Hotel and Other JV Interests [6]				212		(129)	(41)	0	42	42	42
Harborside Plaza 4				90		0	0	0	90	90	90
Wegman's & Retail [7]				56		0	0	0	56	56	56
Land [8]				39		0	0	0	39	39	39
Repositioning Properties [9]				117		0	0	0	117	117	117
Office - Asset Value	**15.407**			**$4,075**		**($504)**	**($41)**	**$0**	**$3,684**	**$4,056**	**$3,381**
Less: Office Unsecured Debt									(1,441)	(1,441)	(1,441)
Less: Market Management Fee [10]									(136)	(136)	(136)
Less: Office Preferred Equity/LP Interests									(53)	(53)	(53)
Total Office NAV	**15.407**								**$2,054**	**$2,426**	**$1,751**
Residential Portfolio	**Units**										
Operating Properties - Wholly Owned	2,551	$48.8	4.9%	$1,009	*$396*	($527)	$0	($1)	$481	$536	$431
Operating Properties - JVs [11]	2,733	64.4	4.8%	1,364	*499*	(680)	(351)	(3)	330	366	297
Operating Properties - Subordinate JVs	542	15.9	5.1%	320	*590*	(138)	(148)	0	34	38	31
In-Construction Properties [12]	1,944	52.6	5.3%	992	*510*	(469)	(100)	(62)	361	394	326
Future Development Properties [8]	10,957			576	*53*	0	(100)	0	476	500	452
Fee Income Business & Tax Credit				40		0	0	0	40	40	40
Residential - Asset Value [14]	**18,727**			**$4,301**		**($1,814)**	**($699)**	**($66)**	**$1,722**	**$1,874**	**$1,577**
Less: Rockpoint Interest									(173)	(182)	(164)
Total Residential NAV	**18,727**								**$1,549**	**$1,692**	**$1,413**
Total Mack-Cali NAV									**$3,603**	**$4,118**	**$3,164**
Approximate NAV / Share (100.6MM shares) [15]									***$35.82***	***$40.93***	***$31.45***

Notes:
See footnotes and "Information About Net Asset Value (NAV)" on pages 9 and 10.

1Q 2018 Company Highlights 7

Net Asset Value – Residential Breakdown
(Unaudited)

$ in millions

Top NAV (net equity) Contributors

Operating Properties		
Urby at Harborside	$192	12%
Monaco	171	11%
Alterra at Overlook Ridge	107	7%
Portside 7 & 5/6 at East Pier	105	7%
Chase at Overlook Ridge	76	5%
Subtotal	**$651**	**42%**
Current/Future Development Properties		
Plaza 8/9	$113	7%
Marriott Hotels at Port Imperial	91	6%
Urby Future Phases	83	5%
Riverhouse 11	78	5%
Residences at City Square	53	3%
Subtotal	**$418**	**27%**
Top Contributing Assets	**$1,069**	**69%**

Gross Portfolio Value

Stabilized Gross Asset Value	**$4,301**
Less: Discount for CIP	(66)
Discounted Gross Asset Value	$4,235
Less: Existing Debt	(1,814)
Less: 3rd Party Interests	(699)
Roseland Net Asset Value	**$1,722**
MCRC Share (14)	$1,549
Rockpoint Share	$173

Valuation Spotlight - Operating Asset Value

Ownership	Key Assets	GAV	Per Unit	NAV
Wholly Owned	Monaco, Alterra, Chase at Overlook Ridge	$1,009	$395,531	$481
Joint Venture	Urby, M2 at Marbella, Crystal House	1,364	499,085	330
Subordinated Interest	Marbella	320	590,406	34
Total		**$2,693**		**$845**

NAV by Market


New York Metro 1.6%
Philadelphia Metro 0.8%
Washington, D.C. 6.0%
NJ Corridor 9.2%
Boston Metro 22.0%
Hudson River Waterfront 60.4%

See footnotes and "Information About Net Asset Value (NAV)" on pages 9 and 10.

1Q 2018 Company Highlights 8

Notes: Net Asset Value (Unaudited) (1) (2) Based on projected 2018 cash net operating income with management fees added back for office portfolio. NAV is generally arrived at by calculating the estimated gross asset values for each of the Company’s real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves and leasing and base building capital expenditures, including targeted Harborside renovations, estimated at approximately $75 million. (3) (4) Office Huds on Wa terfront Cla s s A Suburba n Suburba n Flex Pa rks Subtotal 4.884 1.951 4.203 3.527 14.565 $79.40 $42.25 $55.91 $36.35 $213.92 4.36% 6.78% 8.63% 6.62% $38.13 36.81 27.68 18.46 $30.17 $47.28 32.21 28.95 19.67 $33.29 92.00% 92.50% 88.00% 94.00% 6.00% 6.50% 8.00% 7.00% 7.00% 8.00% 9.00% 8.00% $1,820 623 648 549 $3,640 $373 319 154 156 $250 The year one cap rate, applied to the projected 2018 cash net operating income, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company’s portfolio and for competitor buildings in similar locations. (5) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties. Includes the Company's ownership interests in the Hyatt Regency Jersey City and three office joint venture properties. Wegman’s $36 million asset value calculated using $1.6 million NOI capped at 4.5%. 24 Hour Fitness $20 million asset value calculated using $1 million NOI capped at 5%. The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel’s value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines. (6) (7) (8) 1Q 2018 9 Rentable Market Stabilized Area Projected Year 1 Cap In-Place Rent Occupancy Stabilized Unlevered (MSF) 2018 NOI Rate Rent PSF PSF Rate Cap Rate IRR Value $ PSF

Notes: Net Asset Value (Unaudited) (9) Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved. Represents an estimate of management fee cost based on 3.0% of revenues, as the NOI presented is before cost for managing the portfolio. Residential NOI calculations already account for management fee. Joint venture investments are generally valued by: applying a capitalization rate to projected net operating income for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $51.3 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $62.0 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. Represents discounted NOI for assets not yet stabilized and required capital to complete assets. The residential valuation analysis totals to a Roseland NAV of $1,722,000,000, with the company’s share of this NAV of $1,549,000,000 (“MCRC Share”). This latter amount represents the company's share of Roseland NAV, net of the $173,000,000 attributable to Rockpoint's noncontrolling interest. The decrease in the approximate NAV per share of $1.92 from December 31, 2017 to March 31, 2018 is due primarily to slower lease up projections in the Waterfront office market, which more than offsets NOI growth within the portfolio of operating residential properties as well as the commencement of construction on Riverwalk C at Port Imperial. (10) (11) (12) (13) (14) (15) Information About Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. Company Highlights 1Q 2018 10

Balance Sheet

$ in thousands
(unaudited)

	1Q 2018 Office/Corp.	1Q 2018 Roseland	1Q 2018 Elim./Other	1Q 2018 Total	4Q 2017
ASSETS					
Rental property					
Land and leasehold interests	$278,869	$137,867	-	$416,736	$414,502
Buildings and improvements	2,480,851	803,438	-	3,284,289	3,419,151
Tenant improvements	311,320	458	-	311,778	330,686
Furniture, fixtures and equipment	4,730	27,329	-	32,059	30,247
Land and improvements held for development	213,081	279,673	-	492,754	483,432
Development and construction in progress	72,287	500,743	-	573,030	535,971
	3,361,138	1,749,508	-	5,110,646	5,102,844
Less – accumulated depreciation and amortization	(994,176)	(61,386)	-	(1,055,562)	(1,087,083)
	2,366,962	1,688,122	-	4,055,084	4,015,761
Rental property held for sale, net	35,932	2,634	-	38,566	171,578
Net Investment in Rental Property [1]	2,402,894	1,690,756	-	4,093,650	4,187,339
Cash and cash equivalents	18,129	7,178	-	25,307	28,180
Restricted cash	29,102	5,728	-	34,830	39,792
Investments in unconsolidated joint ventures	14,883	234,630	-	249,513	252,626
Unbilled rents receivable, net	97,468	950	-	98,418	100,842
Deferred charges, goodwill and other assets, net [2]	285,931	37,926	(17,300)	306,557	342,320
Accounts receivable, net of allowance for doubtful accounts of $763 and $1,138	5,071	2,260	-	7,331	6,786
Total Assets	**$2,853,478**	**$1,979,428**	**($17,300)**	**$4,815,606**	**$4,957,885**
LIABILITIES & EQUITY					
Senior unsecured notes, net	$569,438	-	-	$569,438	$569,145
Unsecured revolving credit facility and term loans	863,738	-	-	863,738	822,288
Mortgages, loans payable and other obligations, net	371,754	810,281	-	1,182,035	1,418,135
Note Payable to Affiliate	-	17,300	(17,300)	-	-
Dividends and distributions payable	21,357	-	-	21,357	21,158
Accounts payable, accrued expenses and other liabilities [2]	119,929	78,076	-	198,005	192,716
Rents received in advance and security deposits	36,521	4,089	-	40,610	43,993
Accrued interest payable	12,122	2,064	-	14,186	9,519
Total Liabilities	**1,994,859**	**911,810**	**(17,300)**	**2,889,369**	**3,076,954**
Commitments and contingencies	-	-	-	-	-
Redeemable noncontrolling interests	52,324	173,002	-	225,326	212,208
Total Stockholders'/Members Equity	**632,426**	**875,665**	-	**1,508,091**	**1,476,295**
Noncontrolling interests in subsidiaries:					
Operating Partnership	171,817	-	-	171,817	171,395
Consolidated joint ventures	2,052	18,951	-	21,003	21,033
Total Noncontrolling Interests in Subsidiaries	**173,869**	**18,951**	-	**192,820**	**192,428**
Total Equity	**806,295**	**894,616**	-	**1,700,911**	**1,668,723**
Total Liabilities and Equity	**$2,853,478**	**$1,979,428**	**($17,300)**	**$4,815,606**	**$4,957,885**

Notes: See "Balance Sheet Detail" on page 43 for more information.

1Q 2018 Company Highlights 11

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	1Q 2018 Office/ Corp.	1Q 2018 Roseland	1Q 2018 Total	4Q 2017	3Q 2017	2Q 2017	1Q 2017
REVENUES							
Base rents	$96,583	$16,319	$112,902	$118,419	$128,643	$133,017	$121,255
Escalation and recoveries from tenants	12,219	572	12,791	11,312	16,385	15,951	15,119
Real estate services	234	4,427	4,661	5,149	5,748	5,767	6,465
Parking income	3,412	1,915	5,327	5,223	5,766	5,052	4,229
Other income	2,659	627	3,286	3,426	3,476	2,979	2,819
Total revenues	**$115,107**	**$23,860**	**$138,967**	**$143,529**	**$160,018**	**$162,766**	**$149,887**
EXPENSES							
Real estate taxes	$15,287	$3,074	$18,361	$17,755	$21,300	$21,217	$21,092
Utilities	11,430	1,074	12,504	9,347	11,480	10,357	11,414
Operating services	21,433	4,185	25,618	26,884	26,312	27,092	27,091
Real estate service expenses	76	4,860	4,936	5,018	6,207	5,899	6,270
General and administrative	13,181	2,904	16,085	13,726	13,140	12,491	11,592
Depreciation and amortization	34,541	6,756	41,297	47,401	52,375	57,762	47,631
Total expenses	**$95,948**	**$22,853**	**$118,801**	**$120,131**	**$130,814**	**$134,818**	**$125,090**
Operating Income	**$19,159**	**$1,007**	**$20,166**	**$23,398**	**$29,204**	**$27,948**	**$24,797**
OTHER (EXPENSE) INCOME							
Interest expense	($18,180)	($1,895)	($20,075)	($22,490)	($25,634)	($24,943)	($20,321)
Interest and other investment income (loss)	716	412	1,128	1,408	762	122	474
Equity in earnings (loss) of unconsolidated joint ventures	(140)	1,712	1,572	(1,199)	(1,533)	(3,298)	(51)
Realized gains (losses) and unrealized losses on disposition	58,186	-	58,186	4,476	31,336	(38,954)	5,506
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	10,568	-	12,563
Gain (loss) from early extinguishment of debt, net	(10,289)	-	(10,289)	(182)	-	-	(239)
Total other income (expense)	**$30,293**	**$229**	**$30,522**	**($17,987)**	**$15,499**	**($67,073)**	**($2,068)**
Net income (loss)	**$49,452**	**$1,236**	**$50,688**	**$5,411**	**$44,703**	**($39,125)**	**$22,729**
Noncontrolling interest in consolidated joint ventures	($88)	$118	$30	$153	$447	$181	$237
Noncontrolling interest in Operating Partnership	(4,883)	-	(4,883)	(299)	(4,413)	4,296	(2,295)
Redeemable noncontrolling interest	(455)	(2,344)	(2,799)	(2,683)	(2,683)	(2,682)	(792)
Net income (loss) available to common shareholders	**$44,026**	**($990)**	**$43,036**	**$2,582**	**$38,054**	**($37,330)**	**$19,879**
Basic earnings per common share:							
Net income (loss) available to common shareholders			$0.45	($0.01)	$0.39	($0.44)	$0.11
Diluted earnings per common share:							
Net income (loss) available to common shareholders			$0.45	($0.01)	$0.39	($0.44)	$0.11
Basic weighted average shares outstanding			90,263	90,029	90,023	90,011	89,955
Diluted weighted average shares outstanding			100,604	100,468	100,727	100,370	100,637

1Q 2018 Company Highlights 12

FFO, Core FFO & AFFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Net income (loss) available to common shareholders	$43,036	$2,582	$38,054	($37,330)	$19,879
Add (deduct): Noncontrolling interest in Operating Partnership	4,883	299	4,413	(4,296)	2,295
Real estate-related depreciation and amortization on continuing operations [1]	45,602	51,619	57,231	63,156	51,757
Gain on sale of investment in unconsolidated joint venture	-	-	(10,568)	-	(12,563)
Realized gains and unrealized losses on disposition of rental property, net	(58,186)	(4,476)	(31,336)	38,954	(5,506)
Funds from operations [2]	$35,335	$50,024	$57,794	$60,484	$55,862
Add/Deduct:					
Loss from extinguishment of debt, net	$10,289	$182	-	-	$239
Severance/separation costs on management restructuring	5,052	-	-	-	-
Core FFO	$50,676	$50,206	$57,794	$60,484	$56,101
Add (Deduct) Non-Cash Items:					
Straight-line rent adjustments [3]	($2,742)	($3,685)	($6,360)	($3,240)	($3,013)
Amortization of market lease intangibles, net [4]	(2,130)	(2,234)	(2,254)	(2,187)	(1,577)
Amortization of lease inducements	294	444	535	446	278
Amortization of stock compensation	2,657	2,303	2,291	2,167	1,168
Non real estate depreciation and amortization	511	511	505	349	377
Amortization of debt discount/(premium) and mark-to-market, net	(237)	(201)	(164)	(163)	241
Amortization of deferred financing costs	1,096	1,150	1,184	1,175	1,103
Deduct:					
Non-incremental revenue generating capital expenditures:					
Building improvements	(1,666)	(2,842)	(1,664)	(3,303)	(4,969)
Tenant improvements and leasing commissions [5]	(4,468)	(4,791)	(5,110)	(8,150)	(3,965)
Tenant improvements and leasing commissions on space vacant for more than one year	(7,695)	(2,761)	(6,667)	(4,956)	(7,160)
Adjusted FFO [2]	$36,296	$38,100	$40,090	$42,622	$38,584
Core FFO (calculated above)	$50,676	$50,206	$57,794	$60,484	$56,101
Deduct:					
Equity in earnings (loss) of unconsolidated joint ventures, net	($1,572)	$1,199	$1,533	$3,298	$51
Equity in earnings share of depreciation and amortization	(4,815)	(4,729)	(5,260)	(5,844)	(4,503)
Add-back:					
Interest expense	20,075	22,490	25,634	24,943	20,321
Recurring JV distributions [6]	6,690	2,862	4,057	2,479	3,242
Income (loss) in non-controlling interest in consolidated joint ventures	(30)	(153)	(447)	(181)	(237)
Redeemable noncontrolling interest	2,799	2,683	2,683	2,682	792
Adjusted EBITDA	$73,823	$74,558	$85,994	$87,861	$75,767
Net debt at period end [7]	$2,589,903	$2,781,388	$2,750,397	$2,928,500	$2,562,888
Net debt to Adjusted EBITDA [8]	8.8x	9.3x	8.0x	8.3x	8.5x
Diluted weighted average shares/units outstanding [9]	100,604	100,468	100,727	100,370	100,637
Funds from operations per share-diluted	$0.35	$0.50	$0.57	$0.60	$0.56
Core Funds from Operations per share/unit-diluted	$0.50	$0.50	$0.57	$0.60	$0.56
Dividends declared per common share	$0.20	$0.20	$0.20	$0.20	$0.15

Notes: See footnotes and "Information About FFO, Core FFO, & AFFO" on page 17.

1Q 2018 Company Highlights 13

EBITDAre – Quarterly Comparison

$ in thousands
(unaudited)

	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Net Income available to common shareholders	$43,036	$2,582	$38,054	($37,330)	$19,879
Add:					
Noncontrolling interest in Operating Partnership	4,883	299	4,413	(4,296)	2,295
Noncontrolling interest in consolidated joint ventures	(30)	(153)	(447)	(181)	(237)
Redeemable noncontrolling interest	2,799	2,683	2,683	2,682	792
Interest expense	20,075	22,490	25,634	24,943	20,321
Income tax expense	30	-	113	88	21
Depreciation and amortization	41,297	47,401	52,375	57,762	47,631
Deduct:					
Realized (gains) losses and unrealized losses on disposition of rental property, net	(58,186)	(4,476)	(31,336)	38,954	(5,506)
(Gain)/loss on sale of investment in unconsolidated joint ventures	-	-	(10,568)	-	(12,563)
Equity in (earnings) loss of unconsolidated joint ventures	(1,572)	1,199	1,533	3,298	51
Add:					
Company's share of property NOI's in unconsolidated joint ventures	11,059	9,962	8,563	6,035	6,604
EBITDAre	$63,391	$81,987	$91,017	$91,955	$79,288
Add:					
Loss from extinguishment of debt, net	10,289	-	-	-	239
Severance/Separation costs on management restructuring	5,052	-	-	-	-
Adjusted EBITDAre	$78,732	$81,987	$91,017	$91,955	$79,527

1Q 2018 Company Highlights 14

Income Statement – Quarterly Year-over-Year Comparison

$ in thousands

	1Q 2018	1Q 2017
REVENUES		
Base rents	$112,902	$121,255
Escalation and recoveries from tenants	12,791	15,119
Real estate services	4,661	6,465
Parking income	5,327	4,229
Other income	3,286	2,819
Total revenues	**$138,967**	**$149,887**
EXPENSES		
Real estate taxes	$18,361	$21,092
Utilities	12,504	11,414
Operating services	25,618	27,091
Real estate service expenses	4,936	6,270
General and administrative	16,085	11,592
Acquisition-related costs	-	-
Depreciation and amortization	41,297	47,631
Total expenses	**$118,801**	**$125,090**
Operating Income	**$20,166**	**$24,797**
OTHER (EXPENSE) INCOME		
Interest expense	($20,075)	($20,321)
Interest and other investment income (loss)	1,128	474
Equity in earnings (loss) of unconsolidated joint ventures	1,572	(51)
Gain on change of control of interests	-	-
Realized gains (losses) and unrealized losses on disposition	58,186	5,506
Gain on sale of investment in unconsolidated joint venture	-	12,563
Gain (loss) from early extinguishment of debt, net	(10,289)	(239)
Total other income (expense)	**$30,522**	**($2,068)**
Net income (loss)	**$50,688**	**$22,729**
Noncontrolling interest in consolidated joint ventures	$30	$237
Noncontrolling interest in Operating Partnership	(4,883)	(2,295)
Redeemable noncontrolling interest	(2,799)	(792)
Net income (loss) available to common shareholders	**$43,036**	**$19,879**
Basic earnings per common share:		
Net income (loss) available to common shareholders	$0.45	$0.11
Diluted earnings per common share:		
Net income (loss) available to common shareholders	$0.45	$0.11
Basic weighted average shares outstanding	90,263	89,955
Diluted weighted average shares outstanding	100,604	100,637

1Q 2018 Company Highlights 15

FFO, Core FFO & AFFO – Quarterly Year-over-Year Comparison

$ in thousands
except per share amounts and ratios *(unaudited)*

	1Q 2018	1Q 2017
Net income available to common shareholders	$43,036	$19,879
Add (deduct): Noncontrolling interest in Operating Partnership	4,883	2,295
Real estate-related depreciation and amortization on continuing operations [1]	45,602	51,757
Gain on sale of investment in unconsolidated joint venture	-	(12,563)
Realized gains and unrealized losses on disposition of rental property, net	(58,186)	(5,506)
Funds from operations [2]	$35,335	$55,862
Add/Deduct:		
Loss from extinguishment of debt, net	$10,289	$239
Severance/separation costs on management restructuring	5,052	-
Core FFO	$50,676	$56,101
Add (Deduct) Non-Cash Items:		
Straight-line rent adjustments [3]	($2,742)	($3,013)
Amortization of market lease intangibles, net [4]	(2,130)	(1,577)
Amortization of lease inducements	294	278
Amortization of stock compensation	2,657	1,168
Non real estate depreciation and amortization	511	377
Amortization of debt discount/(premium) and mark-to-market, net	(237)	241
Amortization of deferred financing costs	1,096	1,103
Deduct:		
Non-incremental revenue generating capital expenditures:		
Building improvements	(1,666)	(4,969)
Tenant improvements and leasing commissions [5]	(4,468)	(3,965)
Tenant improvements and leasing commissions on space vacant for more than one year	(7,695)	(7,160)
Adjusted FFO [2]	$36,296	$38,584
Core FFO (calculated above)	$50,676	$56,101
Deduct:		
Equity in earnings (loss) of unconsolidated joint ventures, net	($1,572)	$51
Equity in earnings share of depreciation and amortization	(4,815)	(4,503)
Add-back:		
Interest expense	20,075	20,321
Recurring JV distributions [6]	6,690	3,242
Income (loss) in non-controlling interest in consolidated joint ventures	(30)	(237)
Redeemable noncontrolling interest	2,799	792
Adjusted EBITDA	$73,823	$75,767
Net debt at period end [7]	$2,589,903	$2,562,888
Net debt to Adjusted EBITDA [8]	8.8x	8.5x
Diluted weighted average shares/units outstanding [9]	100,604	100,637
Funds from operations per share-diluted	$0.35	$0.56
Core Funds from Operations per share/unit-diluted	$0.50	$0.56
Dividends declared per common share	$0.20	$0.15

Notes: See footnotes and "Information About FFO, Core FFO, & AFFO" on page 17.

1Q 2018 Company Highlights 16

FFO, Core FFO & AFFO (Notes) Notes (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $4,815 and $4,503 for the three months ended March 31, 2018 and 2017, respectively. Excludes non-real estate-related depreciation and amortization of $511 and $377 for the three months ended March 31, 2018 and 2017, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” below. (3) Includes free rent of $6,375 and $6,653 for the three months ended March 31, 2018 and 2017, respectively. Also includes the Company's share from unconsolidated joint ventures of ($438) and ($12) for the three months ended March 31, 2018 and 2017, respectively. (4) Includes the Company's share from unconsolidated joint ventures of $80 and $95 for the three months ended March 31, 2018 and 2017, respectively. (5) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. (6) Q1 2018 Includes $2.6 million of the Company’s share of its first annual sale of an economic tax credit certificate associated with the Urby joint venture from the State of New Jersey to a third party. (7) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents, all at period end. (8) Equals Net Debt at period end divided by Adjusted EBITDA (for quarter periods, Adjusted EBITDA annualized multiplying quarter amounts by 4). Without annualizing the proceeds from the Urby tax credit, the net debt to EBITDA ratio is 9.0x. (9) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (10,242 and 10,384 shares for the three months ended March 31, 2018 and 2017, respectively). Information About FFO, Core FFO and AFFO Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Information About EBITDAre EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. Company Highlights 1Q 2018 17

Same Store Performance $ in thousands Office Same Store Tota l Property Revenues $96,745 $98,505 ($1,760) (1.8%) Rea l Es ta te Ta xes Utilities Opera ting Services Tota l Property Expens es $14,210 9,837 17,570 $41,617 $14,192 7,540 17,655 $39,387 $18 2,297 (85) $2,230 0.1% 30.5% (0.5%) 5.7% GAAP Net Operating Income $55,128 $59,118 ($3,990) (6.7%) Les s : s tra ight-lining of rents a dj. a nd FAS 141 $3,445 $2,523 $922 36.5% Net Opera ting Income $51,683 $56,595 ($4,912) (8.7%) Tota l Properties 105 105 - - Tota l Squa re Foota ge 14,236,337 14,236,337 - - % Lea s ed 83.7% 90.4% - (7.4%) Residential Same Store (1) Tota l Property Revenues $16,626 $16,318 $308 1.9% Rea l Es ta te Ta xes Opera ting Expens es Tota l Property Expens es $1,964 4,099 6,063 $2,037 3,852 5,889 ($73) 247 174 (3.6%) 6.4% 3.0% GAAP Net Operating Income $10,563 $10,429 $134 1.3% Tota l Units (2) 3,156 3,156 - - % Lea s ed 97.3% 97.5% (0.2%) Notes: See supporting “Same Store Performance” notes on page 43 Company Highlights 1Q 2018 18 For the Three Months Ended 1Q 2018 1Q 2017 Change % Change For the Three Months Ended 1Q 2018 1Q 2017 Change % Change

Debt Summary & Maturity Schedule

$ in thousands

Debt Breakdown

	Balance	% of Total	Weighted Average Interest Rate (1)	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Unsecured Debt and Other Obligations (1)	$1,250,000	47.52%	3.70%	2.79
Fixed Rate Secured Debt	916,431	34.84%	3.62%	6.90
Subtotal: Fixed Rate Debt	**$2,166,431**	**82.35%**	**3.67%**	**4.53**
Variable Rate Debt				
Variable Rate Secured Debt	$273,183	10.38%	4.56%	1.47
Variable Rate Unsecured Debt (2)	191,000	7.26%	3.05%	2.82
Subtotal: Variable Rate Debt	**$464,183**	**17.65%**	**3.94%**	**2.03**
Totals/Weighted Average	**$2,630,614**	**100.00%**	**3.71%** (3)	**4.09**
Adjustment for Unamortized Debt Discount	(3,338)			
Unamortized Deferred Financing Costs	(12,065)			
Total Debt, net	**$2,615,211**			
Unconsolidated Secured Debt				
CLI Share	$395,841	43.06%	3.99%	7.34
Partners' Share	523,436	56.94%	3.99%	7.34
Total Unconsolidated Secured Debt	**$919,277**	**100.00%**	**3.99%**	**7.34**

Maturity Schedule

Period	Principal Maturities	Scheduled Amortization	Total Future Repayments	Weighted Average Interest Rate (1)
2018	$0	$1,050	1,050	3.54%
2019	621,666	532	622,198	3.84%
2020	325,000	2,903	327,903	3.46%
2021	359,800	3,227	363,027	3.12%
2022	300,000	3,284	303,284	4.60%
2023	333,998	3,412	337,410	3.53%
Thereafter	663,929	7,230	671,159	3.73%
Subtotal	**$2,604,393**	**$21,638**	**2,626,031**	**3.71%**
Adjustment for unamortized debt discount/premium	-	(3,338)	(3,338)	
Unamortized mark-to-market	-	4,583	4,583	
Unamortized deferred financing costs	-	(12,065)	(12,065)	
Totals/Weighted Average	**$2,604,393**	**$10,818**	**$2,615,211**	**3.71%** (3)

Notes:
See supporting "Debt Summary & Maturity Schedule" notes on page 43

1Q 2018 Company Highlights 19

Debt Profile

$ in thousands

	Lender	Effective Interest Rate	March 31, 2018	December 31, 2017	Date of Maturity
OFFICE PORTFOLIO					
Secured Debt					
23 Main Street	Berkadia CMBS	5.59%	-	27,090	09/01/18
Harborside Plaza 5	Northwestern Mutual Life	6.84%	-	209,257	11/01/18
One River Center	Guardian Life Ins. Co.	7.31%	-	40,485	02/01/19
101 Hudson	Wells Fargo CMBS	3.20%	250,000	250,000	10/11/26
Short Hills Portfolio	Wells Fargo CMBS	4.15%	124,500	124,500	04/01/27
Principal balance outstanding			374,500	651,332	
Unamortized deferred financing costs			(2,746)	(2,941)	
Total Secured Debt - Office Portfolio			**$371,754**	**$648,391**	
Senior Unsecured Notes: (1)(2)					
4.500%, Senior Unsecured Notes	public debt	4.61%	300,000	300,000	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	275,000	275,000	05/15/23
Principal balance outstanding			575,000	575,000	
Adjustment for unamortized debt discount			(3,338)	(3,505)	
Unamortized deferred financing costs			(2,224)	(2,350)	
Total Senior Unsecured Notes, net:			**$569,438**	**$569,145**	
Unsecured Term Loans:					
2016 Unsecured Term Loan	7 Lenders	3.28%	$350,000	$350,000	01/07/19
2017 Unsecured Term Loan	13 Lenders	3.46%	325,000	325,000	01/25/20
Revolving Credit Facilities	13 Lenders	LIBOR +1.30%	191,000	150,000	01/25/21
Unamortized deferred financing costs			(2,262)	(2,712)	
Total Revolving Credit Facilities & Unsecured Term Loans:			**$863,738**	**$822,288**	
Total Debt - Office Portfolio			**$1,804,930**	**$2,039,824**	
RESIDENTIAL PORTFOLIO					
Secured Construction Loans (Mortgages)					
Port Imperial 4/5 Hotel	Fifth Third Bank & Santander	LIBOR+4.50%	$50,958	$43,674	10/06/19
250 Johnson	M&T Bank	LIBOR+2.35%	37,028	32,491	05/20/19
Portside 5/6	Citizens Bank	LIBOR+2.50%	56,541	45,778	09/29/19
Port Imperial South 11	JPMorgan Chase	LIBOR+2.35%	54,341	46,113	11/24/19
Worcester	Citizens Bank	LIBOR+2.50%	48,099	37,821	12/10/19
Total Secured Construction Debt			**$246,967**	**$205,877**	
Secured Permanent Loans (Mortgages)					
Park Square	Wells Fargo Bank N.A.	LIBOR+1.872%	$26,217	$26,567	04/10/19
Monaco	The Northwestern Mutual Life	3.15%	169,582	169,987	02/01/21
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	4,000	4,000	12/01/21
Portside 7	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Alterra I & II	Capital One/FreddieMac	3.85%	100,000	100,000	02/01/24
The Chase at Overlook Ridge (Combined)	New York Community Bank	3.74%	135,750	135,750	01/01/25
150 Main Street	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	32,600	32,600	12/01/29
Principal balance outstanding			568,147	568,902	
Unamortized deferred financing costs			(4,833)	(5,035)	
Total Secured Permanent Debt			**$563,314**	**$563,867**	
Total Debt - Residential Portfolio			**$810,281**	**$769,744**	
Total Debt:			**$2,615,211**	**$2,809,568**	

Notes:
See supporting "Debt Profile" notes on page 43

1Q 2018 Company Highlights 20

2018/2019 Debt Maturities $ in thousands Secured Debt Consolidated Debt Re s ide ntia l Pa rk Squa re 250 Johns on Ports ide 5/6 Port Imperia l 4/5 Hotel (1) Port Imperia l South 11 Worces ter Total Consolidated Residential Perma nent Loa n Cons truction Loa n Cons truction Loa n Cons truction Loa n Cons truction Loa n Cons truction Loa n $26,217 37,028 56,541 50,958 54,341 48,099 $273,184 N/A $42,000 $73,000 $94,000 $78,000 $58,000 4/10/2019 5/20/2019 9/29/2019 10/6/2019 11/24/2019 12/10/2019 - One 1-yea r option Two 1-yea r options Two 1-yea r options Two 1-yea r options Two 1-yea r options 70.84% 54.60% 50.00% 47.10% 45.80% 50.00% 51.25% Total Consolidated Secured $273,184 51.25% Unconsolidated Debt Shops a t 40 Pa rk M2 Total Unconsolidated Secured Perma nent Loa n Cons truction Loa n $6,140 74,690 $80,830 - - 8/13/2018 3/30/2019 - Exercis ed firs t of four 3-month extens ion options 41.22% 37.26% 37.56% Total Secured Debt $354,014 48.12% Unsecured Debt 2016 Uns ecured Term Loa n Total Unsecured $350,000 $350,000 - 1/7/2019 Two 1-yea r options - Notes: (1) On March 27, 2018 The Company reached an agreement to extend the initial maturity by 1 year to October 6, 2019. Company Highlights 1Q 2018 21 Balance at Maximum Date of Extension Option/ Type 1Q 2018 Loan Balance Maturity Prepayment LTV

Unconsolidated Joint Ventures

$ in thousands

Property	Property Type	Units/SF	Leased Occupancy	CLI's Nominal Ownership [1]	1Q 2018 Total NOI	Total Debt	NOI After Debt Service	CLI Share of NOI	CLI Share of Debt	CLI NOI After Debt Service	CLI 1Q 2018 FFO
Operating Properties											
Marbella	Residential	412	96.8%	24.3%	$2,570	$95,000	$1,767	$624	$23,057	$429	$367
M2	Residential	311	96.5%	24.3%	2,071	74,690	1,299	503	18,127	315	329
Metropolitan & Shops at 40 Park	Residential	130	98.5%	12.5%	1,051	54,962	572	131	6,870	71	21
RiverTrace at Port Imperial	Residential	316	97.5%	22.5%	1,801	82,000	1,143	405	18,450	257	254
Crystal House	Residential	825	93.5%	25.0%	3,149	165,000	1,841	787	41,250	460	451
Riverpark at Harrison	Residential	141	97.2%	45.0%	404	30,000	127	182	13,500	57	54
Station House	Residential	378	97.9%	50.0%	2,014	99,685	813	1,007	49,843	406	388
Urby	Residential	762	97.8%	85.0%	6,666	190,495	4,191	5,666	161,921	3,562	3,523
Hyatt Regency Jersey City	Hotel	350		50.0%	1,031	100,000	114	516	50,000	57	764
Red Bank Corporate Plaza	Office	92,878		50.0%	189	13,726	21	95	6,863	11	10
12 Vreeland	Office	139,750		50.0%	306	9,101	241	153	4,551	120	119
Offices at Crystal Lake	Office	106,345		31.3%	251	4,618	196	78	1,443	61	67
Riverwalk Retail	Retail	30,745		20.0%	111	-	111	22	-	22	(3)
Total Operating				43.1%	$21,614	$919,277	$12,435	$10,169	$395,875	$5,830	$6,344
Other Unconsolidated JVs				50.0%	$1,780	-	-	890	-	-	$127
Total Unconsolidated JVs [2]				43.6%	$23,394	$919,277	$12,435	$11,059	$395,875	$5,830	$6,471

Notes:

See supporting "Unconsolidated Joint Ventures" notes on page 43

1Q 2018 Company Highlights 22

Transaction Activity $ in thousands except per SF/Unit Office Dispositions 1Q 2018 Dis pos itions 35 Wa terview Horizon Portfolio 700 Horizon - AAA Wa ll Portfolio 20 Wa terview 75 Livings ton Wes tches ter Fina ncia l Center (3) 1Q 2018 Dispositions Pa rs ippa ny, NJ Ha milton, NJ Ha milton, NJ Wa ll, NJ Pa rs ippa ny, NJ Ros ela nd, NJ White Pla ins , NY 02/15/18 03/05/18 03/22/18 03/23/18 03/28/18 03/28/18 03/30/18 1 6 1 8 1 1 2 172,498 239,262 120,000 397,423 225,550 94,221 489,000 87.1% 75.1% 100.0% 85.6% 41.3% 65.8% 56.3% $28,150 18,500 34,750 46,312 12,900 8,250 83,000 $163.19 77.32 289.58 116.53 57.19 87.56 169.73 20 1,737,954 70.2% $231,862 $133.41 6.64% Notes: See supporting “2018 Office Investment Activity” notes on page 43 Company Highlights 1Q 2018 23 Number of Transaction Price Per Weighted Average Location Transaction Date Buildings SF Occupancy % Value (1) SF/Unit Cap Rate (2)

Pro Rata NOI Contributions $ in thousands except per SF/Unit SF/Units 1Q 2018 Q1 2017 1Q 2018 Q1 2017 Office Wa terfront (1) Cla s s A Suburba n Suburba n (1) Flex Pa rks Corpora te Subtotal: Office 4,884,193 1,951,091 4,203,366 3,526,612 $28,157 10,647 17,744 9,828 1,348 $67,724 28.9% 10.9% 18.2% 10.1% 1.4% 69.6% $32,600 7,368 29,143 12,431 (551) $80,991 31.5% 7.1% 28.1% 12.0% (0.5%) 78.2% $27,642 10,647 17,324 9,828 1,348 $66,789 32.1% 12.4% 20.1% 11.4% 1.6% 77.5% $31,331 7,368 28,508 12,431 (551) $79,087 34.7% 8.2% 31.6% 13.8% (0.6%) 87.6% 14,565,262 Residential Jers ey City Ma s s a chus etts Port Imperia l (1) Other Subtotal: Residential 2,008 1,561 316 1,941 5,826 $12,588 6,183 3,010 7,840 $29,621 12.9% 6.4% 3.1% 8.1% 30.4% $8,360 5,077 3,158 5,955 $22,550 8.1% 4.9% 3.0% 5.8% 21.8% $8,499 6,183 1,303 3,385 $19,370 9.9% 7.2% 1.5% 3.9% 22.5% $2,200 5,077 1,330 2,559 $11,166 2.4% 5.6% 1.5% 2.8% 12.4% Total Net Operating Income $97,345 100.0% $103,541 100.0% $86,159 100.0% $90,253 100.0% Notes: (1) Waterfront Portfolio includes income from the Hyatt; Suburban Portfolio includes Redbank, 12 Vreeland, and Crystal Lake unconsolidated JVs; Port Imperial Portfolio includes 12,551 SF of retail and 1,586 of garage spaces. Company Highlights 1Q 2018 24 NOI At CLI Share 100% NOI

Office Portfolio 1Q 2018 25

Property Listing

Waterfront

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations (2)
101 Hudson	Jersey City, NJ	1,246,283	1,244,550	99.9%	$35.66
Harborside 1	Jersey City, NJ	399,578	197,276	49.4%	47.46
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,126,402	75.7%	37.79
Harborside 4a	Jersey City, NJ	207,670	198,644	95.7%	35.89
Harborside 5	Jersey City, NJ	977,225	679,492	69.5%	40.96
111 River Street	Hoboken, NJ	566,215	500,123	88.3%	38.41
Total Waterfront		**4,884,193**	**3,946,487**	**80.8%**	**$38.13**

Class A Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations (2)
1 Bridge Plaza	Fort Lee, NJ	200,000	171,442	85.7%	$28.93
2115 Linwood Avenue	Fort Lee, NJ	68,000	59,410	87.4%	25.04
101 Wood Avenue S	Iselin, NJ	262,841	262,841	100.0%	32.34
581 Main Street	Woodbridge, NJ	200,000	99,052	49.5%	28.69
333 Thornall Street	Edison, NJ	196,128	192,461	98.1%	34.92
343 Thornall Street	Edison, NJ	195,709	190,790	97.5%	33.46
150 JFK Parkway	Short Hills, NJ	247,476	209,848	84.8%	35.46
51 JFK Parkway	Short Hills, NJ	260,741	255,495	98.0%	51.88
101 JFK Parkway	Short Hills, NJ	197,196	194,111	98.4%	40.80
103 JFK Parkway	Short Hills, NJ	123,000	123,000	100.0%	42.46
Total Class A Suburban		**1,951,091**	**1,758,450**	**90.1%**	**$36.81**

Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations (2)
1 Giralda Farms	Madison, NJ	154,417	154,417	100.0%	$39.99
7 Giralda Farms	Madison, NJ	236,674	148,180	62.6%	35.91
4 Gatehall Drive	Parsippany, NJ	248,480	195,480	78.7%	27.07
9 Campus Drive	Parsippany, NJ	156,495	131,701	84.2%	20.90
325 Columbia Turnpike	Florham Park, NJ	168,144	167,044	99.3%	26.52
100 Schultz Drive	Red Bank, NJ	100,000	57,364	57.4%	28.73
200 Schultz Drive	Red Bank, NJ	102,018	66,728	65.4%	26.85
201 Littleton Road	Morris Plains, NJ	88,369	38,572	43.6%	20.39
3600 Route 66	Neptune, NJ	180,000	180,000	100.0%	24.92
4 Campus Drive	Parsippany, NJ	147,475	120,745	81.9%	24.59
6 Campus Drive	Parsippany, NJ	148,291	120,317	81.1%	26.39
1 Sylvan Way	Parsippany, NJ	150,557	122,938	81.7%	32.48
5 Sylvan Way	Parsippany, NJ	151,383	142,588	94.2%	29.61
7 Sylvan Way	Parsippany, NJ	145,983	103,289	70.8%	28.70
7 Campus Drive	Parsippany, NJ	154,395	128,796	83.4%	25.97
2 Hilton Court	Parsippany, NJ	181,592	181,592	100.0%	40.71
8 Campus Drive	Parsippany, NJ	215,265	163,020	75.7%	30.59
2 Dryden Way	Parsippany, NJ	6,216	6,216	100.0%	17.84
600 Horizon Drive (3)	Hamilton, NJ	95,000	95,000	100.0%	24.23
100 Overlook Center	Princeton, NJ	149,600	75,226	50.3%	32.35
5 Vaughn Drive	Princeton, NJ	98,500	44,055	44.7%	29.86
One River Center 1	Middletown, NJ	122,594	116,982	95.4%	27.91
One River Center 2	Middletown, NJ	120,360	120,360	100.0%	26.38
One River Center 3 & 4	Middletown, NJ	214,518	119,621	55.8%	28.15
23 Main Street (3)	Holmdel, NJ	350,000	350,000	100.0%	17.51
5 Wood Hollow Road	Parsippany, NJ	317,040	317,040	100.0%	25.69
Total Suburban		**4,203,366**	**3,467,271**	**82.5%**	**$27.68**
Total Core Office Portfolio		**11,038,650**	**9,172,208**	**83.1%**	**$33.93**
Flex Park Portfolio		3,526,612	3,232,761	91.7%	$18.46
Total Core Portfolio (1)		**14,565,262**	**12,404,969**	**85.2%**	**$29.90**

Notes:
See supporting "Property Listing" notes on page 44

1Q 2018 Office Portfolio 26

2018 Expirations by Building

Asking rents on vacant space are on average 19.3% higher than expiring rents

Waterfront

Building	Location	Total SF	2018 Expirations SF	% Total	In-Place Rent	Current Asking Rent
101 Hudson	Jersey City, NJ	1,246,283	311,740	25.0%	$33.11	$46.00
Harborside 1	Jersey City, NJ	399,578	0	0.0%	0.00	43.00
Harborside 2 & 3	Jersey City, NJ	1,487,222	6,698	0.5%	42.49	41.00
Harborside 4a	Jersey City, NJ	207,670	0	0.0%	0.00	43.00
Harborside 5	Jersey City, NJ	977,225	148,280	15.2%	46.82	49.00
111 River Street	Hoboken, NJ	566,215	108,675	19.2%	37.65	49.00
Total Waterfront		**4,884,193**	**575,393**	**11.8%**	**$37.61**	**$47.28**
Waterfront Vacancies		937,706	19.2%			

Class A Suburban

Building	Location	Total SF	2018 Expirations SF	% Total	In-Place Rent	Current Asking Rent
1 Bridge Plaza	Fort Lee, NJ	200,000	38,693	19.3%	$29.26	$30.00
2115 Linwood Avenue	Fort Lee, NJ	68,000	9,700	14.3%	26.53	26.50
101 Wood Avenue S	Iselin, NJ	262,841	0	0.0%	0.00	35.00
581 Main Street	Woodbridge, NJ	200,000	0	0.0%	0.00	35.00
333 Thornall Street	Edison, NJ	196,128	10,335	5.3%	34.43	35.00
343 Thornall Street	Edison, NJ	195,709	7,713	3.9%	30.00	35.00
150 JFK Parkway	Short Hills, NJ	247,476	2,753	1.1%	34.81	42.00
51 JFK Parkway	Short Hills, NJ	260,741	2,781	1.1%	54.69	55.00
101 JFK Parkway	Short Hills, NJ	197,196	0	0.0%	0.00	42.00
103 JFK Parkway	Short Hills, NJ	123,000	0	0.0%	0.00	42.00
Total Class A Suburban		**1,951,091**	**71,975**	**3.7%**	**$30.91**	**$32.21**
Class A Vacancies		192,641	9.9%			

Expiring SF by Quarter

	2Q 2018	3Q 2018	4Q 2018	Remaining 2018
Waterfront	434,059	110,091	31,243	575,393
Class A Suburban	44,566	4,097	23,312	71,975
Suburban	106,203	34,758	44,922	185,883
Flex Parks	71,708	67,323	43,347	182,378
Total Core Portfolio	656,536	216,269	142,824	1,015,629

Suburban

Building	Location	Total SF	2018 Expirations SF	% Total	In-Place Rent	Current Asking Rent
1 Giralda Farms	Madison, NJ	154,417	0	0.0%	0.00	$34.00
7 Giralda Farms	Madison, NJ	236,674	0	0.0%	0.00	34.00
4 Gatehall Drive	Parsippany, NJ	248,480	20,574	8.3%	$27.01	28.00
9 Campus Drive	Parsippany, NJ	156,495	5,071	3.2%	15.86	25.50
325 Columbia Turnpike	Florham Park, NJ	168,144	2,820	1.7%	26.92	29.50
100 Schultz Drive	Red Bank, NJ	100,000	57,364	57.4%	28.73	30.00
200 Schultz Drive	Red Bank, NJ	102,018	14,604	14.3%	29.42	29.50
201 Littleton Road	Morris Plains, NJ	88,369	5,452	6.2%	20.45	20.00
3600 Route 66	Neptune, NJ	180,000	0	0.0%	0.00	24.00
4 Campus Drive	Parsippany, NJ	147,475	5,390	3.7%	25.78	25.50
6 Campus Drive	Parsippany, NJ	148,291	17,977	12.1%	26.15	25.50
One Sylvan Way	Parsippany, NJ	150,557	0	0.0%	0.00	32.00
Five Sylvan Way	Parsippany, NJ	151,383	10,044	6.6%	32.05	32.00
Seven Sylvan Way	Parsippany, NJ	145,983	0	0.0%	0.00	32.00
Seven Campus Drive	Parsippany, NJ	154,395	800	0.5%	22.97	25.50
Two Hilton Court	Parsippany, NJ	181,592	0	0.0%	0.00	28.00
Eight Campus Drive	Parsippany, NJ	215,265	16,234	7.5%	32.96	32.00
2 Dryden Way	Parsippany, NJ	6,216	0	0.0%	0.00	14.00
600 Horizon Drive	Robbinsville, NJ	95,000	0	0.0%	0.00	15.00
100 Overlook Center	Princeton, NJ	149,600	0	0.0%	0.00	29.00
5 Vaughn Drive	Princeton, NJ	98,500	1,918	1.9%	30.43	31.00
One River Center 1	Red Bank, NJ	122,594	0	0.0%	0.00	29.50
One River Center 2	Red Bank, NJ	120,360	27,635	23.0%	27.09	29.50
One River Center 3 & 4	Red Bank, NJ	214,518	0	0.0%	0.00	29.50
23 Main Street	Holmdel, NJ	350,000	0	0.0%	0.00	13.00
5 Wood Hollow Road	Parsippany, NJ	317,040	0	0.0%	0.00	25.50
Total Suburban		**4,203,366**	**185,883**	**4.4%**	**$27.94**	**$28.95**
Suburban Vacancies		736,095	17.5%			
Flex Park Portfolio		**3,526,612**	**182,378**	5.2%	**$17.65**	**$19.67**
Flex Park Vacancies		293,851	8.3%			
Total Core Portfolio		**14,565,262**	**1,015,629**	**7.0%**	**$31.78**	**$37.90**
Total Core Vacancies		2,160,293	14.8%			

1Q 2018 Office Portfolio 27

Leasing Activity

Percentage Leased Summary

	Pct. Leased 12/31/2017	Impact of Acquisition/Disposition	Impact of Leasing Activity	Pct. Leased 3/31/2018	Sq. Ft. Leased Commercial	Sq. Ft. Leased Service	Sq. Ft. Unleased
Waterfront	86.2%	0.0%	(5.4%)	80.8%	3,812,221	134,266	937,706
Class A Suburban	90.1%	0.0%	0.0%	90.1%	1,744,514	13,936	192,641
Suburban	84.8%	0.0%	(2.3%)	82.5%	3,298,934	168,337	736,095
Flex Parks	91.5%	0.0%	0.2%	91.7%	3,204,952	27,809	293,851
Subtotals	**87.6%**	**0.0%**	**(2.4%)**	**85.2%**	**12,504,047**	**344,348**	**2,160,293**
Non-Core	73.7%	3.4%	(14.5%)	62.6%	503,915	23,389	314,782
TOTALS	**85.6%**	**2.7%**	**(4.4%)**	**83.9%**	**14,297,747**	**367,737**	**2,475,075**

Summary of Leasing Transaction Activity

For the three months ended March 31, 2018

	Number of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed and Other Retained	Average Sq. Ft.	Weighted Avg. Term (Yrs)	Wtd. Avg. Base Rent ($)	Wtd. Avg. Costs Sq. Ft. Per Year ($)
Waterfront	1	36,336	-	36,336	36,336	5.0	$49.38	$2.63
Class A Suburban	6	66,606	12,097	54,509	11,101	3.8	32.05	3.95
Suburban	3	17,329	14,494	2,835	5,776	3.7	29.82	1.58
Flex Parks	18	92,292	19,405	72,887	5,127	4.0	19.71	2.06
Subtotals	28	212,563	45,996	166,567	7,592	4.1	$29.47	$2.76
Repositioning	-	-	-	-	-	-	-	-
Non-Core	13	53,322	9,208	44,114	4,102	4.1	23.79	5.54
TOTALS	**41**	**265,885**	**55,204**	**210,681**	**6,485**	**4.1**	**$28.33**	**$3.34**

1Q 2018 Office Portfolio 28

Leasing Rollforwards

Rollforwards

For the three months ended March 31, 2018

	Pct. Leased 12/31/17	Inventory 12/31/17	Sq. Ft. Leased 12/31/17	Inventory Reclassed	Space Leased Reclassed	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 03/31/18	Sq. Ft. Leased 03/31/18	Pct. Leased 03/31/18
Waterfront	86.2%	4,884,193	4,211,020	-	-	-	-	(300,869)	36,336	(264,533)	4,884,193	3,946,487	80.8%
Class A Suburban	90.1%	1,951,091	1,758,094	-	-	-	-	(66,250)	66,606	356	1,951,091	1,758,450	90.1%
Suburban	84.8%	4,323,366	3,665,423	-	-	(120,000)	(120,000)	(95,481)	17,329	(78,152)	4,203,366	3,467,271	82.5%
Flex Parks	91.5%	3,491,612	3,195,006	-	-	35,000	35,000	(89,537)	92,292	2,755	3,526,612	3,232,761	91.7%
Subtotals	87.6%	14,650,262	12,829,543	-	-	(85,000)	(85,000)	(552,137)	212,563	(339,574)	14,565,262	12,404,969	85.2%
Repositioning[1]	0.0%	-	-	-	-	-	-	-	-	-	-	-	-
Non-Core	73.7%	2,460,040	1,812,836	-	-	(1,617,954)	(1,216,948)	(121,906)	53,322	(68,584)	842,086	527,304	62.6%
TOTALS	85.6%	17,110,302	14,642,379	-	-	(1,702,954)	(1,301,948)	(674,043)	265,885	(408,158)	15,407,348	12,932,273	83.9%

Notes:

(1) Total square footage of transactions signed at properties being held for repositioning. Square footage not included in inventory, space leased or net leasing activity.

1Q 2018 Office Portfolio 29

Top 15 Tenants John Wiley & Sons , Inc. Ba nk Of Tokyo-Mits ubis hi UFJ, Ltd. Na tiona l Union Fire Ins ura nce Compa ny of Pitts burgh, PA Merrill Lynch Pierce Fenner Dun & Bra ds treet Corpora tion Montefiore Medica l Center Da iichi Sa nkyo, Inc. TD Ameritra de Services Compa ny, Inc. DB Services New Jers ey, Inc. KPMG, LLP HQ Globa l Workpla ces , LLC ICAP Securities USA, LLC Vona ge America , Inc. Inves tors Ba nk Pfizer, Inc. Totals 1 1 2 3 2 7 1 1 1 2 8 2 1 2 1 13,252,221 11,465,968 11,191,058 10,936,585 7,412,320 7,307,604 6,640,664 6,632,175 6,295,800 5,036,557 4,705,440 4,699,088 4,637,500 4,383,791 4,306,008 3.8% 3.3% 3.2% 3.1% 2.1% 2.1% 1.9% 1.9% 1.8% 1.5% 1.4% 1.3% 1.3% 1.3% 1.2% 352,966 282,606 388,651 430,926 192,280 296,572 171,900 193,873 125,916 120,947 164,811 111,562 350,000 139,296 113,316 2.8% 2.2% 3.0% 3.4% 1.5% 2.3% 1.4% 1.5% 1.0% 1.0% 1.3% 0.9% 2.8% 1.1% 0.9% (2) (3) (4) (5) 2023 (6) 2022 2020 2019 (7) (8) (9) 2023 (10) 2024 108,902,779 31.2% 3,435,622 27.1% Notes: See supporting “Top 15 Tenants” notes on page 44 Office Portfolio 1Q 2018 30 Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%) Leased Leased Sq. Ft. (%) Expiration

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [2]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2018						
Waterfront	15	575,393	4.5	20,520,840	35.66	5.9
Class A Suburban	13	71,975	0.6	2,139,354	29.72	0.6
Suburban	24	185,883	1.5	4,853,013	26.11	1.4
Flex Parks	31	182,378	1.4	3,141,352	17.22	0.9
Subtotal	**83**	**1,015,629**	**8.0**	30,654,559	**30.18**	**8.8**
Non-Core	17	96,905	0.8	2,410,574	24.88	0.7
TOTAL – 2018	**100**	**1,112,534**	**8.8**	**33,065,133**	**29.72**	**9.5**
2019						
Waterfront	13	218,621	1.7	9,962,864	45.57	2.8
Class A Suburban	29	276,611	2.2	8,556,982	30.94	2.5
Suburban	31	398,073	3.1	11,015,017	27.67	3.2
Flex Parks	56	501,843	4.0	9,772,872	19.47	2.8
Subtotal	**129**	**1,395,148**	**11.0**	39,307,735	**28.17**	**11.3**
Non-Core	8	52,243	0.4	1,455,247	27.86	0.4
TOTAL – 2019	**137**	**1,447,391**	**11.4**	**40,762,982**	**28.16**	**11.7**
2020						
Waterfront	8	70,779	0.6	2,597,918	36.70	0.8
Class A Suburban	25	226,832	1.8	7,801,508	34.39	2.2
Suburban	27	249,594	2.0	6,309,404	25.28	1.8
Flex Parks	43	314,592	2.5	5,693,585	18.10	1.6
Subtotal	**103**	**861,797**	**6.9**	22,402,415	**26.00**	**6.4**
Non-Core	14	41,416	0.3	1,069,016	25.81	0.3
TOTAL – 2020	**117**	**903,213**	**7.2**	**23,471,431**	**25.99**	**6.7**
2021						
Waterfront	15	366,455	2.9	12,998,657	35.47	3.7
Class A Suburban	12	116,802	0.9	5,110,111	43.75	1.5
Suburban	21	189,589	1.5	5,371,614	28.33	1.5
Flex Parks	35	306,822	2.4	4,817,857	15.70	1.4
Subtotal	**83**	**979,668**	**7.7**	28,298,239	**28.89**	**8.1**
Non-Core	9	94,800	0.7	2,418,641	25.51	0.7
TOTAL – 2021	**92**	**1,074,468**	**8.4**	**30,716,880**	**28.59**	**8.8**
2022						
Waterfront	12	253,723	2.0	7,918,028	31.21	2.2
Class A Suburban	12	145,359	1.1	4,587,359	31.56	1.3
Suburban	29	257,398	2.0	6,819,393	26.49	2.0
Flex Parks	37	302,401	2.4	5,293,357	17.50	1.5
Subtotal	**90**	**958,881**	**7.5**	24,618,137	**25.67**	**7.0**
Non-Core	8	53,773	0.4	1,370,893	25.49	0.4
TOTAL – 2022	**98**	**1,012,654**	**7.9**	**25,989,030**	**25.66**	**7.4**

Notes:

See supporting "Expirations" notes on page 44

1Q 2018 Office Portfolio 31

Lease Expirations (Cont.)

Year of Expiration/Market	Number of Leases Expiring (1)	Net Rentable Area Subject to Expiring Leases (Sq. Ft.)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (2)	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2023						
Waterfront	10	335,943	2.7	11,504,889	34.25	3.3
Class A Suburban	15	267,007	2.1	9,845,070	36.87	2.8
Suburban	25	839,622	6.6	20,346,044	24.23	5.8
Flex Parks	32	481,452	3.8	6,905,407	14.34	2.0
Subtotal	**82**	**1,924,024**	**15.2**	48,601,410	**25.26**	**13.9**
Repurposing	1	35,000	0.3	0	0.00	0.0
Non-Core	3	9,057	0.1	243,969	26.94	0.1
TOTAL – 2023	**86**	**1,968,081**	**15.6**	**48,845,379**	**24.82**	**14.0**
2024 AND THEREAFTER						
Waterfront	50	1,991,307	15.7	67,283,206	33.79	19.3
Class A Suburban	32	639,928	5.1	23,348,852	36.49	6.7
Suburban	51	1,178,775	9.3	30,783,366	26.11	8.8
Flex Parks	59	1,115,464	8.8	20,920,531	18.76	6.0
Subtotal	**192**	**4,925,474**	**38.9**	142,335,955	**28.90**	**40.8**
Repurposing	1	70,878	0.5	0	0.00	0.0
Non-Core	15	155,721	1.3	4,031,031	25.89	1.1
TOTAL – 2024 AND THEREAFTER	**208**	**5,152,073**	**40.7**	**146,366,986**	**28.41**	**41.9**

Expirations by Type

Year of Expiration/Market	Number of Leases Expiring (1)	Net Rentable Area Subject to Expiring Leases (Sq. Ft.)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (2)	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
TOTALS BY TYPE						
Waterfront	123	3,812,221	30.1	132,786,402	34.83	38.0
Class A Suburban	138	1,744,514	13.8	61,389,236	35.19	17.6
Suburban	208	3,298,934	26.0	85,497,851	25.92	24.5
Flex Parks	293	3,204,952	25.3	56,544,961	17.64	16.2
Subtotal	**762**	**12,060,621**	**95.2**	**336,218,450**	**27.88**	**96.3**
Repurposing	2	105,878	0.8	0	0.00	0.0
Non-Core	74	503,915	4.0	12,999,371	25.80	3.7
Totals/Weighted Average	**838**	**12,670,414**	**100.0**	**349,217,821**	**$27.56**	**100.0**

Notes:
See supporting "Expirations" notes on page 44

1Q 2018 Office Portfolio 32

Roseland Residential Portfolio 1Q 2018 33

Roseland Highlights Roseland (RRT) manages a dynamic portfolio of owned, under construction and future development assets on the New Jersey Waterfront, with the remaining holdings primarily in high-income, transit oriented suburban locations. We are a premier owner and developer of residential real estate on the New Jersey waterfront with direct access to Hudson Yards and Brookfield Place Platform Poised for Sustained Growth: 1Q 2018 NAV was approximately $1.60B, comprised of $173M of Rockpoint equity and $1.55B of MC equity ($15.40/MC share) Rockpoint has an additional $140M capital commitment to Roseland Simplified ownership, with subordinate interests reduced to 542 apartments (82% reduction compared to 3,025 units at year-end 2015) Continues efforts to redevelop underperforming office holdings to higher valued residential use (i.e. Signature Place in Morris Plains, NJ) Pipeline of 10,957 units of strategically located land holdings includes 4,807 units in Jersey City and 1,704 units in Port Imperial—nearly all with zoning in place Lease-Up Communities 2017: successfully stabilized 1,162 apartment deliveries in 2017 Lease-Up Communities 1Q 2018: commenced leasing activities at Signature Place (197 units) and 145 Front Street (365 units) We forecast continued growth in residential NOI after debt service from completion of our 1,944 unit/key in-construction portfolio Operating & Construction Apts. (projected) Future Development Apts. % Growth in Operating & Construction Units 7,770 10,957 - 9,806 8,921 26.2% 10,556 8,171 7.6% c Roseland Residential 1Q 2018 34 1Q 2018YE 2018YE 2019

Development Activity and Cash Flow Growth

$ in millions
(unaudited)

	RRT Nominal Ownership	% Leased As of: As of 4/30/2018	Actual/Projected Initial Leasing	Units	Projected Yield		Total NOI	Projected RRT Share of Stabilized NOI After Debt Service
2017 Lease-Ups								
Urby Harborside	85.00%	97.8%	Q1 2017	762	6.72%		$18.5	$9.9
Chase II at Overlook Ridge	100.00%	96.4%	Q4 2016	292	6.52%		5.2	2.7
Quarry Place at Tuckahoe	100.00%	99.1%	Q4 2016	108	6.61%		2.8	1.1
Total 2017 Lease-Ups	**90.16%**	**97.6%**		**1,162**	**6.66%**		**$26.5**	**$13.7**
In-Construction Portfolio								
Q1 2018 Deliveries								
Signature Place at Morris Plains	100.00%	27.4%	Q1 2018	197	6.68%		$3.9	$2.2
145 Front Street at City Square [2]	100.00%	18.4%	Q1 2018	365	6.29%		5.9	3.6
Total Q1 2018 Deliveries	**100.00%**	**21.6%**		**562**	**6.43%**		**$9.8**	**$5.8**
Q2 2018 Deliveries								
Lofts at 40 Park	25.00%	22.0%	Q2 2018	59	6.72%		$1.2	$0.3
Portside 5/6	100.00%	31.4%	Q2 2018	296	6.40%		7.1	4.2
RiverHouse 11 at Port Imperial	100.00%	0.0%	Q2 2018	295	6.31%		7.7	4.7
Total Q2 2018 Deliveries	**93.19%**	**16.3%**		**650**	**6.39%**		**$16.0**	**$9.2**
Q3 2018 Deliveries								
Marriott Hotels at Port Imperial	90.00%		Q3 2018	372	10.03%		$14.3	$9.5
Total Q3 2018 Deliveries	**90.00%**			**372**	**10.03%**		**$14.3**	**$9.5**
Q4 2020 Deliveries								
PI North – Riverwalk C	40.00%		Q4 2020	360	5.98%		$11.2	$2.6
Total Q4 2020 Deliveries	**40.00%**			**360**	**5.98%**		**$11.2**	**$2.6**
Total In-Construction	**84.70%**			**1,944**	**7.02%**	(1)	**$51.3**	**$27.1**
Total	**86.74%**			**3,106**	**6.89%**		**$77.8**	**$40.8**

Note:
(1) Projected stabilized yield without the Marriott Hotels is 6.30 percent (see page 40).

1Q 2018
Roseland Residential
35

Roseland Balance Sheet

$ in thousands
(unaudited)

	Q1 2018	Q4 2017
ASSETS		
Rental Property		
Land and leasehold interests	$137,867	$133,487
Buildings and improvements	803,896	782,556
Furniture, Fixtures and Equipment	27,329	26,193
Land and improvements held for development	279,673	272,622
Development and construction in progress	500,743	478,812
Total Gross Rental Property	**1,749,508**	**1,693,670**
Less: Accumulated Depreciation	(61,386)	(55,087)
Net Investment in Rental Property	**1,688,122**	**1,638,583**
Assets Held for Sale, Net	2,634	2,634
Total Property Investments	**1,690,756**	**1,641,217**
Cash and cash equivalents	7,178	6,108
Restricted Cash	5,728	6,053
Investments in unconsolidated JV's	234,630	237,321
Unbilled rents receivable, net	950	1,248
Deferred Charges & Other Assets	37,926	42,974
Accounts receivable, net of allowance	2,260	2,787
Total Assets	**$1,979,428**	**$1,937,708**
LIABILITIES & EQUITY		
Mortgages, loans payable & other obligations	$810,281	$769,743
Note Payable to Affiliate	17,300	24,924
Accounts pay, accrued exp and other liabilities	78,076	79,034
Rents recv'd in advance & security deposits	4,089	3,870
Accrued interest payable	2,064	1,481
Total Liabilities	**911,810**	**879,052**
Redeemable Noncontrolling Interest - Rockpoint	173,002	159,884
Noncontrolling Interests in Consolidated Joint Ventures	18,951	19,069
Mack-Cali Capital	875,665	879,703
Total Liabilities & Equity	**$1,979,428**	**$1,937,708**

1Q 2018 Roseland Residential 36

Roseland Income Statement

$ in thousands
(unaudited)

	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
REVENUES					
Base rents	$16,319	$16,424	$16,147	$15,515	$9,350
Escalation and recoveries from tenants	572	510	705	629	417
Real estate services	4,427	4,663	5,218	5,290	5,617
Parking income	1,915	2,112	2,168	2,223	1,590
Other income	627	571	585	460	460
Total revenues	**$23,860**	**$24,280**	**$24,823**	**$24,117**	**$17,434**
EXPENSES					
Real estate taxes	$3,074	$2,868	$3,013	$3,013	$2,297
Utilities	1,074	871	1,081	910	736
Operating services	4,185	3,530	3,771	4,010	3,125
Real estate service expenses	4,860	4,806	6,006	5,714	6,117
General and administrative	2,904	3,472	2,918	2,960	2,372
Depreciation and amortization	6,756	8,713	10,997	10,495	4,466
Total expenses	**$22,853**	**$24,260**	**$27,786**	**$27,102**	**$19,113**
Operating Income	**$1,007**	**$20**	**($2,963)**	**($2,985)**	**($1,679)**
OTHER (EXPENSE) INCOME					
Interest expense	($1,895)	($1,982)	($2,164)	($2,002)	-
Interest and other investment income (loss)	412	(29)	42	20	$40
Equity in earnings (loss) of unconsolidated joint ventures	1,712	(1,390)	(2,591)	(3,280)	(464)
Realized gains (losses) and unrealized losses on disposition	-	-	2,915	-	-
Gain on sale of investment in unconsolidated joint venture	-	-	(1,430)	-	5,149
Gain (loss) from early extinguishment of debt, net	-	(182)	-	-	-
Total other income (expense)	**$229**	**($3,583)**	**($3,228)**	**($5,262)**	**$4,725**
Net income (loss)	**$1,236**	**($3,563)**	**($6,191)**	**($8,247)**	**$3,046**
Noncontrolling interest in consolidated joint ventures	$118	$104	$67	$165	$239
Redeemable noncontrolling interest	(2,344)	(2,227)	(2,227)	(2,227)	(528)
Net income (loss) available to common shareholders	**($990)**	**($5,686)**	**($8,351)**	**($10,309)**	**$2,757**

1Q 2018 Roseland Residential 37

Operating & Lease-Up Communities

$ in thousands, except per home

- Q1 2018 Percentage Leased (Stabilized): **97.3%**
- Q1 2018 Avg. Revenue Per Home (Stabilized): **$2,683**

							Operating Highlights						
Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased Q1 2018	Percentage Leased Q4 2017	Average Revenue Per Home Q1 2018	Average Revenue Per Home Q4 2017	NOI Q1 2018	NOI Q4 2017	Debt Balance
Consolidated													
Alterra at Overlook Ridge	Revere, MA	100.00%	722	663,139	918	2008	97.0%	96.5%	$1,950	$1,947	$2,421	$2,574	$100,000
The Chase at Overlook Ridge	Malden, MA	100.00%	664	598,161	901	2014	97.4%	97.6%	2,091	1,997	2,341	2,453	135,750
Park Square	Rahway, NJ	100.00%	159	184,957	1,163	2009	97.5%	96.2%	2,022	2,072	834	392	26,217
Riverwatch	New Brunswick, NJ	100.00%	200	147,852	739	1997	97.0%	92.0%	1,781	1,847	400	644	0
Monaco	Jersey City, NJ	100.00%	523	475,742	910	2011	96.7%	96.0%	3,495	3,543	3,517	3,717	165,000
Portside at East Pier - 7	East Boston, MA	100.00%	175	156,091	892	2015	98.9%	97.8%	2,745	2,760	960	1,007	58,998
Quarry Place at Tuckahoe	Eastchester, NY	100.00%	108	105,509	977	2016	97.2%	84.3%	3,164	3,182	431	203	41,000
Consolidated		**100.00%**	**2,551**	**2,331,451**	**914**		**97.2%**	**95.9%**	**$2,401**	**$2,395**	**$10,904**	**$10,990**	**$526,965**
Joint Ventures													
RiverTrace at Port Imperial	West New York, NJ	22.50%	316	295,767	936	2014	97.5%	95.9%	$3,181	$3,141	$1,801	$1,839	$82,000
M2	Jersey City, NJ	24.27%	311	273,132	878	2016	96.5%	98.4%	3,504	3,398	1,966	2,101	74,690
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	97.2%	95.0%	2,191	2,232	404	422	30,000
Urby at Harborside [3]	Jersey City, NJ	85.00%	762	474,476	623	2017	97.8%	97.2%	2,751	2,820	4,360	2,984	190,495
Station House	Washington, DC	50.00%	378	290,348	768	2015	97.9%	95.0%	2,760	2,640	2,049	1,841	99,685
Joint Ventures		**54.86%**	**1,908**	**1,459,221**	**765**		**97.5%**	**96.6%**	**$2,905**	**$2,888**	**$10,580**	**$9,187**	**$476,870**
Subordinate Interests [1]													
Marbella	Jersey City, NJ	24.27%	412	369,515	897	2003	96.8%	96.6%	$3,167	$3,179	$2,570	$2,547	$95,000
Metropolitan at 40 Park	Morristown, NJ	12.50%	130	124,237	956	2010	98.5%	99.2%	3,415	3,383	818	798	36,633
Subordinate Interests		**21.45%**	**542**	**493,752**	**911**		**97.2%**	**97.2%**	**$3,226**	**$3,228**	**$3,388**	**$3,345**	**$131,633**
Total Residential - Stabilized		**74.26%**	**5,001**	**4,284,424**	**857**		**97.3%**	**96.3%**	**$2,683**	**$2,674**	**$24,872**	**$23,522**	**$1,135,468**
Lease-up / Repositions													
Joint Ventures													
Crystal House	Arlington, VA	25.00%	825	738,786	895	1962	93.5%	94.2%	$2,095	$2,075	$3,178	$3,038	$165,000
Joint Ventures		**25.00%**	**825**	**738,786**	**895**		**93.5%**	**94.2%**	**$2,095**	**$2,075**	**$3,178**	**$3,038**	**$165,000**
Total Residential - Operating Communities [2]		**67.29%**	**5,826**	**5,023,210**	**862**		**96.78%**	**96.01%**	**$2,599**	**$2,589**	**$28,050**	**$26,560**	**$1,300,468**
Total Commercial		**76.71%**		**733,232**			**84.33%**	**69.33%**			**$1,036**	**$1,056**	**$42,740**

Notes:

See supporting "Operating & Lease-Up Communities" notes on page 44 and "Operating Communities – Commercial on page 39

1Q 2018 Roseland Residential 38

Operating Communities - Commercial Total Commercial 76.71% 733,232 84.33% 68.71% $1,036 $1,056 $42,740 Roseland Residential 1Q 2018 39 RentableYear Operating Commercial Location Ownership Spaces SF Complete Cons ol i da ted Port Imperi a l Ga ra ge South Weeha wken, NJ 70.00% 800 320,426 2013 Port Imperi a l Reta i l South Weeha wken, NJ 70.00% 18,071 2013 Port Imperi a l Ga ra ge North Weeha wken, NJ 100.00% 786 304,617 2015 Port Imperi a l Reta i l North Weeha wken, NJ 100.00% 8,400 2015 Consolidated 84.41% 651,514 Subordi na te I nteres ts Shops a t 40 Pa rk Morri s town, NJ 12.50% 50,973 2010 Ri verwa l k a t Port Imperi a l Wes t New York, NJ 20.00% 30,745 2008 Subordinate Interests 15.32% 81,718 Operating Highlights Percentage Percentage Leased Leased NOI NOI Debt Q1 2018 Q4 2017 Q1 2018 Q4 2017 Balance NA NA $323 $475 $32,600 81.6% 55.8% 67 77 4,000 NA NA 221 125 0 100.0% 100.0% 81 0 0 87.4% 69.8% $692 $677 $36,600 65.2% 65.2% $233 $246 $6,140 50.9% 50.9% 111 133 0 59.8% 59.8% $344 $379 $6,140

In-Construction Communities $ in thousands Roseland’s share of NOI after debt service is projected to approximate $27.1 million (approximates to FFO) Project Capitalization - Total Capital as of 1Q-18 Development Schedule Third Party Capital Projected Projected Stabilized Stabilized Apartment Homes/Keys MCRC Capital Dev Costs (2) Debt Balance MCRC Capital Initial Project Debt (1) Community Location Ownership Costs Start Occupancy Stabilization NOI Yield Cons olida te d Ma rriott Hotels a t Port Imperia l 145 Front a t City Squa re Signa ture Pla ce a t Morris Pla ins Ports ide 5/6 RiverHous e 11 a t Port Imperia l Consolidated Weeha wken, NJ Worces ter, MA Morris Pla ins , NJ Ea s t Bos ton, MA Weeha wken, NJ 90.00% 100.00% 100.00% 100.00% 100.00% 97.56% 372 365 197 296 295 1,525 142,500 94,432 58,277 111,389 121,975 $528,573 94,000 58,000 42,006 73,000 75,000 $342,006 44,590 36,432 16,271 38,389 46,975 $182,657 3,910 0 0 0 0 $96,735 83,165 53,305 94,930 92,414 $420,549 $50,958 48,099 37,028 56,541 54,341 $246,967 $41,867 35,066 16,277 38,389 38,073 $169,672 Q3 2015 Q3 2015 Q4 2015 Q4 2015 Q1 2016 Q3 2018 Q1 2018 Q2 2018 Q2 2018 Q2 2018 Q4 2019 Q2 2019 Q1 2019 Q1 2019 Q3 2019 14,291 5,942 3,894 7,097 7,693 $38,917 10.03% 6.29% 6.68% 6.37% 6.31% 7.27% $3,910 Joint Ve nture s Metropolita n Lofts PI North - Riverwa lk C Joint Ventures Morris town, NJ Wes t New York, NJ 25.00% 40.00% 37.89% 59 360 419 17,972 186,500 $204,472 13,950 112,000 $125,950 2,011 29,800 $31,811 2,011 44,700 $46,711 16,212 46,489 $62,701 12,189 0 1,740 18,596 $20,336 Q3 2016 Q4 2017 Q2 2018 Q1 2021 Q4 2018 Q1 2022 1,208 11,150 $12,358 6.72% 5.98% 6.04% $12,189 (3) Total In-Construction Communities 84.70% 1,944 $733,045 $467,956 $214,468 $50,621 $483,250 $259,156 $190,008 $51,275 7.01% 2018 MCRC Rema ining Ca pita l 2019 MCRC Rema ining Ca pita l 2020 MCRC Rema ining Ca pita l Total Remaining Capital 192,283 46,185 11,327 $249,795 151,288 46,185 11,327 $208,800 $24,460 0 0 $24,460 Q1 2018 % Leased 4/30/18 % Leased Q1 2018 NOI ($71) - - - Lease-up Commencements 145 Front a t City Squa re Signa ture Pla ce a t Morris Pla ins Ports ide 5/6 Metropolita n Lofts Developments in Lease-up 10.1% 13.7% 0.0% 0.0% 7.0% 18.4% 27.4% 31.4% 22.0% 24.8% ($71) Notes: See supporting “In-Construction Communities” notes on page 44 Roseland Residential 1Q 2018 40

Future Start Communities

- As of March 31, 2018, the Company had a future development portfolio of approximately **10,957** residential units
- 2018/2019 probable starts of **2,786** are located in close proximity to operating RRT assets

2018/2019 Probable Starts	Location	Apartments	Current Ownership	Target Start
PI South - Building 8/9	Weehawken, NJ	313	100.00%	Mid – 2018
25 Christopher Columbus Drive	Jersey City, NJ	718	100.00%	Late – 2018
Overlook IIIC	Malden, MA	326	100.00%	Late – 2018
Urby at Harborside - II	Jersey City, NJ	750	85.00%	Early – 2019
Plaza 8	Jersey City, NJ	679	100.00%	Mid – 2019
2018/2019 Total Probable Starts		**2,786**	**95.96%**	
2018/2019 Possible Starts				
Portside 1-4	East Boston, MA	300	100.00%	
6 Becker Farm	Roseland, NJ	299	100.00%	
233 Canoe Brook Road - Hotel	Short Hills, NJ	240	100.00%	
233 Canoe Brook Road – Residential	Short Hills, NJ	200	100.00%	
1 Water Street	White Plains, NY	304	100.00%	
2018/2019 Total Possible Starts		**1,343**	**100.00%**	

Future Developments	Location	Apartment
Freehold [2]	Freehold, NJ	400
1633 Littleton (repurposing)	Parsippany, NJ	345
Identified Repurposing IIIA	Essex County, NJ	140
Identified Repurposing IIIB	Essex County, NJ	140
Subtotal - Northeast Corridor		**1,025**
Overlook IIIA	Malden, MA	445
Overlook IV	Malden, MA	45
Subtotal - Boston Metro		**490**
Crystal House - III	Arlington, VA	252
Crystal House - Future	Arlington, VA	300
Subtotal - Washington, DC		**552**
51 Washington Street	Conshohoken, PA	304
150 Monument Road	Bala Cynwyd, PA	206
Subtotal - Philadelphia		**510**

Future Developments	Location	Apartment
PI South - Building 16	Weehawken, NJ	131
PI South - Park Parcel	Weehawken, NJ	224
PI South - Office 1/3 [1]	Weehawken, NJ	200
Urby at Harborside - III	Jersey City, NJ	750
Plaza 9	Jersey City, NJ	1,060
Liberty Landing Phase I	Jersey City, NJ	265
Liberty Landing - Future Phases	Jersey City, NJ	585
PI South - Building 2	Weehawken, NJ	200
PI North - Riverbend 6	West New York, NJ	471
PI North - Building I	West New York, NJ	224
PI North - Building J	West New York, NJ	141
Subtotal - Hudson River Waterfront		**4,251**
2018/2019 Probable Starts		**2,786**
2018/2019 Possible Starts		**1,343**
Total Future Start Communities		**10,957**

Notes:
See supporting "Future Start Communities" notes on page 44

1Q 2018 Roseland Residential 41

Residential Equity Requirements

$ in thousands

As summarized in the table below, Mack-Cali is planning on and expects to have excess capital source availability to achieve the following development objectives:

i. Complete Roseland's in-construction portfolio of 1,944 units

ii. Complete Roseland's funding requirement for 2018/2019 Probable Starts comprising 2,786 units

	Comment	Units	Total Cost	Construction Debt	Capital Requirement
USE: In-Construction Portfolio					
Construction Completion	Represents remaining requirements for the in construction portfolio as summarized on Page 40	1,944	$249,795	$208,800	$40,995
Less: Existing JV Partner Commitments	Represents third party capital commitments (Riverwalk C)				(16,535)
Remaining Roseland Capital (to be funded by Company cash)					**$24,460**
USE: Probable 2018/2019 Starts					
Probable 2018/2019 Starts	Represents five Probable 2018 and 2019 starts in our core geographies in close proximity to existing operations	2,786	$1,380,676	$832,009	$549,000
Less: Land Equity to Date	Represents the Company's existing land equity in Probable Starts (~$55,000/unit)				(156,000)
Less: Existing JV Partner Commitments	Represents third party capital commitments (Urby II)				(23,000)
Roseland Capital Obligation					**$370,000**
Potential Capital Sources					
Rockpoint Capital	Represents the balance on Rockpoint's $300M commitment				$140,000
Construction Refinancings	Represents excess refinancing proceeds upon takeout financing on active in construction portfolio (max 65% LTV, excluding Riverwalk C)				100,000
Dispositions	Represents select dispositions for redeployment of capital into Roseland's core geographies				166,000
New Project-level Joint Ventures	Represents 50/50 joint ventures on select Roseland Probable Starts (capital source identified)				139,000
Total Roseland Capital Sources					**$545,000**
***2018/2019 Start Excess Capital Source Potential* [1]**					**$175,000**

Notes:
(1) Represents capital sources prior to reinvestment of Roseland cash flow generation.

1Q 2018 Roseland Residential 42

Appendix

$ in thousands

Company Overview - (Page 4)

(1) Includes the recently opened Signature Place at Morris Plains and Phase I of 145 Front at City Square; while leasing occurred prior to quarter-end, construction remains underway on a portion of both properties.

Key Financial Metrics - (Page 6)

(1) Funds from operations ("FFO") is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO, Core FFO and AFFO" on page 17

(2) Includes any outstanding preferred units presented on a converted basis into common units, non-controlling interests in consolidated joint ventures and redeemable non-controlling interests.

(3) Without annualizing the proceeds from the Urby tax credit, the net debt to EBITDA ratio is 9.0x.

Balance Sheet - (Page 11)

(1) Includes land held for future development of $213,081 for Office/Corp. and $279,673 for Roseland as of 1Q 2018.

(2) Includes mark-to-market lease intangible net assets of $100,732 and mark-to-market lease intangible net liabilities of $46,431 as of 1Q 2018.

Same Store Performance- (Page 18)

(1) Values represent the Company's pro rata ownership of operating portfolio.

(2) Same store analysis excludes the previously included Chase I at Overlook Ridge (372 units), now consolidated with the Chase II at Overlook Ridge, which was in lease-up in 1Q 2017.

Debt Summary & Maturity Schedule - (Page 19)

(1) 2016 term loan, maturing on January 7, 2019, has three year term with two 1-year extension options available. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available.

(2) The actual weighted average LIBOR rate for the Company's outstanding variable rate debt was 1.80 percent as of March 31, 2018, plus the applicable spread.

(3) Excludes amortized deferred financing costs primarily pertaining to the Company's unsecured revolving credit facility which amounted to $958 thousand for the three months ended March 31, 2018.

Debt Profile - (Page 20)

(1) Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.

(2) On January 8, 2018, the Company prepaid this loan in full upon payment of a fee of approximately $8.4 million using borrowings from the Company's unsecured revolving credit facility.

(3) Senior unsecured debt is rated BBB-/Ba1/BB+ by S&P, Moody's and Fitch respectively.

(4) Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(5) Three year term with two 1-year extension options available.

Unconsolidated Joint Ventures- (Page 22)

(1) Amounts represent the Company's share based on ownership percentage.

(2) Unconsolidated Joint Venture reconciliation is as follows:

	1Q 2018
Equity in Earnings of Unconsolidated Joint Ventures	($1,572)
Unconsolidated Joint Venture Funds from Operations	6,471
Joint Venture Share of Add-Back of Real Estate-Related Depreciation	4,899
Minority Interest in Consolidated Joint Venture Share of Depreciation	(84)
EBITDA Depreciation Add-Back	**$4,815**

2018 Office Investment Activity - (Page 23)

(1) Acquisitions list gross costs; dispositions list gross sales proceeds.

(2) Weighted average cap rate calculated using forward 12-month NOI at period of sale.

(3) Price Per SF calculation includes 1-11 Martine, a 82,000 SF condo space that did not generate income since its acquisition in 2Q 2016.

1Q 2018 43

Appendix - Continued

Property Listing - (Page 26)

(1) Excludes non-core holdings targeted for sale at 842,086 SF; excludes consolidated repositionings taken offline totaling 513,101 SF. Total consolidated office portfolio of 15,920,449 SF.
(2) Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual March 2018 billings times 12. For leases whose rent commences after April 1, 2018 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(3) Average base rents + escalations reflect rental values on a triple net basis.

Top 15 Tenants - (Page 30)

(1) Annualized base rental revenue is based on actual March 2018 billings times 12. For leases whose rent commences after April 1, 2018, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2) 62,613 square feet expire in 2018; 290,353 square feet expire in 2033.
(3) 45,256 square feet expire in 2019; 237,350 square feet expire in 2029.
(4) 271,533 square feet expire in 2018; 117,118 square feet expire in 2019.
(5) 9,356 square feet expire in 2019; 33,363 square feet expire in 2021; 388,207 square feet expire in 2027.
(6) 650 square feet expire in 2018; 295,922 square feet expire in 2032.
(7) 66,606 square feet expire in 2024; 54,341 square feet expire in 2026.
(8) 19,485 square feet expire in 2019; 17,855 square feet expire in 2021; 38,930 square feet expire in 2023; 52,738 square feet expire in 2024; 20,395 square feet expire in 2026; 15,408 square feet expire in 2027.
(9) 90,450 square feet expire in 2018; 21,112 square feet expire in 2025.
(10) 56,360 square feet expire in 2019; 82,936 square feet expire in 2026.

Expirations - (Pages 31-32)

(1) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(2) Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2018 aggregating 123,882 square feet and representing annualized base rent of $3,911,645 for which no new leases were signed.
(3) Reconciliation to Company's total net rentable square footage is as follows:

	Square Feet
Square footage leased to commercial tenants	12,670,414
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	261,859
Square footage unleased	2,475,075
Total net rentable square footage (excluding ground leases)	**15,407,348**

(1) Annualized base rental revenue is based on actual March 2018 billings times 12. For leases whose rent commences after April 1, 2018 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Development Activity and Cash Flow Growth - (Page 35)

(1) Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.30 percent.
(2) Roseland delivered Phase I (237 units) in 1Q 2018 and envision completion of Phase II (128 units) in 4Q 2018.

Operating & Lease-up Communities - (Page 38)

(1) As of March 31, 2018 Priority Capital included Marbella at $7,567 (Prudential); Metropolitan at $20,914 (Prudential).
(2) Excludes approximately 83,083 SF of ground floor retail.
(3) Excludes proceeds from the $2.6 million dollar tax credit.

In-Construction Communities - (Page 40)

(1) Represents maximum loan proceeds.
(2) Represents development costs funded with debt or capital as of March 31, 2018.
(3) Projected stabilized yield without the hotel project is 6.30 percent.

Future Start Communities - (Page 41)

(1) Currently approved for approximately 290,000 square feet of office space.
(2) Roseland has signed an acquisition agreement, subject to certain conditions.

1Q 2018 44

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended March 31, divided by the average percent occupied for the quarter ended March 31, 2018, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization.

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Waterfront: Office assets located on NJ Hudson River waterfront.

1Q 2018 45

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: CLI

Contact Information
Mack-Cali Realty Corporation
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Deidre Crockett, Senior Vice President of Corporate Communications and Investor Relations
Phone: (732) 590-1025
Fax: (201) 434-4707
E-Mail: dcrockett@mack-cali.com
Web: www.mack-cali.com

Executive Officers

Michael J. DeMarco
Chief Executive Officer

Marshall Tycher
Chairman, Roseland Residential Trust

Mitchell E. Rudin
Vice Chairman

David Smetana
Chief Financial Officer

Andrew Marshall
President, Roseland Residential Trust

Gary Wagner
General Counsel and Secretary

Ricardo Cardoso
EVP and Chief Investment Officer

Nicholas Hilton
Executive Vice President, Leasing

Equity Research Coverage

Bank of America Merrill Lynch
James C. Feldman / Scott Freitag
(646) 855-5808 / (646) 855-3197

Citigroup
Michael Bilerman / Emmanuel Korchman
(212) 816-1383 / (212) 816-1382

Green Street Advisors
Jed Reagan
(949) 640-8780

SunTrust Robinson Humphrey, Inc.
Michael R. Lewis
(212) 319-5659

Barclays Capital
Ross L. Smotrich / Trevor Young
(212) 526-2306 / (212) 526-3098

Deutsche Bank North America
Vincent Chao
(212) 250-6799

JP Morgan
Anthony Paolone
(212) 622-6682

BTIG, LLC
Thomas Catherwood / James Sullivan
(212) 738-6140 / (212) 738-6139

Evercore ISI
Steve Sakwa
(212) 446-9462

Stifel Nicolaus & Company, Inc.
John Guinee / Erin Aslakson
(443) 224-1307 / 443-224-1350

Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack -Cali Realty

1Q 2018 46

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2018. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 1Q 2018 47